SUPPLEMENT

DATED NOVEMBER 1, 2010 TO
HARTFORD MONEY MARKET HLS FUND

PROSPECTUS AND SUMMARY PROSPECTUS
 EACH DATED MAY 1, 2010, AS LAST AMENDED AUGUST 12, 2010

Hartford Money Market HLS Fund

Effective November 1, 2010, Jan Grindrod has been added as a member of the portfolio management and securities analysis team for Hartford Money Market HLS Fund.

Accordingly, the above referenced Prospectus and Summary Prospectus is revised as follows:

In the section titled “Hartford Money Market HLS Fund — Management” the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since

Robert Crusha, CFA	Senior Vice President	2002

Jan Grindrod	Portfolio Manager	2010

In addition, the above referenced Prospectus is revised as follows:

In the section titled “The Investment Manager and Sub-Adviser(s) – Portfolio Managers” the description of the portfolio managers is deleted in its entirety and replaced with the following:

Robert Crusha, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha has been an investment professional involved in trading and portfolio management since 1995.

Jan Grindrod, Portfolio Manager, Hartford Investment Management, has served as portfolio manager of the fund since 2010.  Mr. Grindrod joined Hartford Investment Management in 2007 after earning his BS in Finance from the University of Connecticut.  Prior to becoming a portfolio manager within the money market sector, he was an Assistant Fixed Income Trader with responsibilities across Hartford Investment Management’s money market, interest rate, and foreign currency sectors. He began his career as a Portfolio Analyst, providing quantitative support and analytics to the Multi-Sector Portfolio Management team.

This Supplement should be retained with your Prospectus for future reference.